REVOLVING CREDIT AGREEMENT

			      BY AND BETWEEN

			PLATINA ENERGY GROUP, INC.,
				as Borrower

				   AND

			     BLAIR MERRIAM,
			       as Lender


		      Dated as of December 12, 2005

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TABLE OF CONTENTS



ARTICLE 1 - CERTAIN DEFINITIONS---------------------1

Section 1.1	Certain Definitions-----------------1
Section 1.2	Construction------------------------2

ARTICLE 2 - LOANS, NOTES AND PREPAYMENTS------------3

Section 2.1	Loans-------------------------------3
Section 2.2	Notes-------------------------------3
Section 2.3	Procedure for Borrowing-------------3
Section 2.4	Repayment of Loans------------------3
Section 2.5	Optional Prepayments----------------4
Section 2.6	Indemnity---------------------------4
Section 2.7	Computations------------------------4
Section 2.8	Repayment of the Loans--------------4

ARTICLE 3 - EVENTS OF DEFAULT-----------------------4

Section 3.1	Events of Default-------------------4
Section 3.2	Remedies----------------------------4

ARTICLE 4 - MISCELLANEOUS---------------------------4

Section 4.1	Amendments, etc.--------------------4
Section 4.2	Notices, etc.-----------------------5
Section 4.3	No Waiver; Remedies-----------------5
Section 4.4	Binding Effect----------------------5
Section 4.5	Governing Law-----------------------5
Section 4.6	Usury Laws--------------------------5
Section 4.7	Section Headings--------------------5
Section 4.8	Execution---------------------------5

Signatures------------------------------------------6

EXHIBITS

Exhibit A - Form of Request for Borrowing-----------7

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			REVOLVING CREDIT AGREEMENT

       THIS REVOLVING CREDIT AGREEMENT ("Agreement") is made as of December 12, 2005 by and between Platina Energy Group, Inc., a Delaware limited liability company ("Borrower"), and Blair Merriam ("Lender").



			EXPLANATORY STATEMENT

	A.	The Borrower is a wholly-owned subsidiary of the Lender.

	B.	The Borrower has requested, and the Lender has agreed to
		make, certain Loans, advances and other financial accommodations to the Borrower on the terms and conditions set forth herein;

	NOW, THEREFORE, in consideration of the promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


			    ARTICLE 1
			CERTAIN DEFINITIONS

Section 1.1	Certain Definitions.  In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context clearly requires otherwise:

"Agreement" shall mean this Revolving Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter, including all Schedules and Exhibits hereto.

"Authorized Officer" shall mean either Blair Merriam.

"Borrower's Account" shall mean the Borrower's bank account as may be designated by the Borrower from time to time by written notice to the Lender.

"Business Day" shall mean any day other than a Saturday or Sunday or other day upon which banks or the Lender are authorized or required to close in the State of Wyoming.

"Dollar," "Dollars," "U.S. Dollars" and the symbol "$" shall mean the lawful currency of the United States of America.

"Event of Default" shall mean any of the Events of Default described in
Section 3.1.

"Funding Date" shall mean the date on which a Loan is made hereunder.

"Insolvency Event" shall mean, with respect to any Person, (i) such Person generally shall not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Law related to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property provided; however, any proceeding instituted against such Person shall not constitute an Insolvency Event if such proceeding has been dismissed within 60 days of the institution of such proceeding against such Person; or (ii) such Person shall take any action to authorize any of the actions set forth in clause (i) herein.

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"Interest Rate" shall have the meaning provided in Section 2.4(b).

"Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree or award of any Governmental Authority.

"Loan" shall have the meaning provided in Section 2.1

"Loan Documents" shall mean this Agreement, the Revolving Loan Note and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time hereafter in accordance herewith or therewith, and "Loan Document" shall mean any of the Loan Documents.

"Person" shall mean any individual, corporation, partnership, limited liability company, joint-stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.

"Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Agreement, the Revolving Loan Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to the lesser of 15% or the maximum amount permitted by applicable Law.

"Request for Borrowing" has the meaning assigned to such term in Section 2.3(a).

"Revolving Loan Note" means the promissory note of the Borrower, payable to the order of the Lender, in substantially the form of Exhibit B hereto, evidencing the aggregate indebtedness of the Borrower to the Lender resulting from Loans made by the Lender.

"Term of this Agreement" means from the date hereof and for a period of twenty
(20) years thereafter unless sooner terminated by the Lender.

"Total Loan Amount" shall mean up to $100,000, as such amount may be reduced from time to time in accordance with this Agreement.

Section 1.2	Construction.  Unless the context of this Agreement otherwise clearly requires, references to the plural shall include the singular, references to the singular shall include the plural, references to the part shall include the whole and references to any masculine, feminine or neuter pronoun shall include all other genders. References in this Agreement to "determination" of or by the Lender shall be deemed to include good faith estimates by the Lender (in the case of quantitative determinations) and good faith beliefs by the Lender (in the case of qualitative determinations). The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Any references herein to Articles, Sections, Exhibits or Schedules are references to Articles, Sections, Exhibits and Schedules of or to this Agreement unless otherwise expressly specified. The Section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.


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				ARTICLE 2
			LOANS, NOTES AND PREPAYMENTS


Section 2.1	Loans.
(a)	The Lender agrees, on the terms and conditions of this Agreement, to make Loans (individually, a "Loan"; collectively, the "Loans") to the Borrower in Dollars, on any Business Day during the Term of this Agreement in an aggregate principal amount at any one time outstanding up to but not exceeding the Total Loan Amount. This Agreement shall not obligate the
Lender to make any specific Loans to the Borrower, but if Loans are made up to the Total Loan Amount, such Loans will be pursuant to the terms and conditions of this Agreement and the Revolving Loan Note. Subject to the terms and conditions of this Agreement, during such period the Borrower may borrow, repay and re-borrow hereunder.
(b)	In no event shall a Loan be made when any Event of Default has occurred and is continuing or would exist after the making of such Loan on such Funding Date.


Section 2.2	Notes.
(a)	The Loans made by the Lender shall be collectively evidenced by the
Revolving Loan Note, dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Total Loan Amount then outstanding plus accrued interest.
(b)	The date and amount of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Revolving Loan Note, endorsed by the Lender on the schedule attached to the Revolving Loan Note or any continuation thereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Revolving Loan Note in respect of the Loans.


Section 2.3	Procedure for Borrowing.
(a)	The Borrower may request a borrowing hereunder, on any Business Day during the Term of this Agreement by delivering to the Lender a written Request for Borrowing, substantially in the form of Exhibit A hereto signed by an Authorized Officer.
(b)	If the Lender agrees to fund the Request for Borrowing, the amount of the requested borrowing shall be advanced in immediately available funds, without deduction, set-off or counterclaim, to the Borrower's Account, not later than ten days after receipt of the Request for Borrowing.


Section 2.4	Repayment of Loans.
(a)	The total outstanding principal balance of each outstanding Loan shall be immediately due and payable on demand by the Lender.
(b)	Each Loan shall bear interest at a rate per annum equal to six percent (6%).
(c)	Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under the Revolving Loan Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full (both before and after judgment). Any payment due and owing at the Post-Default Rate shall be payable on demand by the Lender.


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Section 2.5	Optional Prepayments.
(a)	The Loans are pre-payable at any time without premium or penalty, in whole or in part. Any amounts prepaid shall be applied first to the payment of interest then to the payment of outstanding principal until paid in full. Amounts prepaid may be re-borrowed in accordance with the terms of this Agreement.

Section 2.6	Indemnity.  Upon demand by the Lender, the Borrower agrees to indemnify the Lender and to hold the Lender harmless from any net loss or expense (not to include any lost profit or opportunity) which the Lender may sustain or incur as a consequence of default by the Borrower in making any payments due under this Agreement.

Section 2.7	Computations.  Interest on the Loans shall be computed on the basis of a 365-day year and the actual number of days elapsed in any Interest Period.

Section 2.8	Repayment of the Loans.  All payments shall be applied first, to the payment of interest, if any, which is due and payable with respect to the Loans; second, to the payment of all fees, expenses and indemnities due and payable hereunder; and then to the repayment of the aggregate unpaid principal amount of the Loans which is due and payable.


			            ARTICLE 3
				EVENTS OF DEFAULT

Section 3.1	Events of Default.  Each of the following events shall
constitute an "Event of Default" hereunder:

The Borrower shall be the subject of an Insolvency Event; or

(a)	The Borrower shall fail to perform or observe any material term, covenant or agreement contained in this Agreement or any other agreement or document executed in connection herewith or therewith on its part to be performed or observed and any such failure shall remain unremedied for 20 Business Days, after written notice thereof shall have been given by the Lender to the Borrower; or

(b)	There shall have been any material adverse change in the financial condition or operations of the Borrower and such material adverse change remains unremedied for 14 days thereafter; or

(c)	The Borrower shall fail to pay any principal of or interest on the indebtedness evidenced by the Revolving Loan Note when the same becomes due and payable.


Section 3.2	Remedies.

	Upon the occurrence of one or more Events of Default in Section 3.1, the Lender may immediately declare the principal amount of the Loans then outstanding under the Revolving Loan Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement.

				  ARTICLE 4
				MISCELLANEOUS

Section 4.1	Amendments, etc.  No amendment or waiver of any provision of this Agreement or the Revolving Loan Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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Section 4.2	Notices, etc.  All notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile or cable communication) and mailed, telegraphed, faxed, cabled or delivered, if to the Borrower, at its address at 200 W. 17th Street, Suite 240, Cheyenne, Wyoming 82001, Attention: Blair Merriam, President, and if to the Lender, at his address at 200 W. 17th Street, Suite 240, Cheyenne, Wyoming 82001, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, upon return of the completed delivery receipt when sent via United States certified mail,
(ii) notice by overnight courier, one Business Day after being deposited with a national overnight courier service, or (iii) notice by facsimile, when faxed against receipt of answer back, except that notices and communications to the Lender pursuant to Article 2 shall not be effective until received by the Lender.

Section 4.3	No Waiver; Remedies.  No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Revolving Loan Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

Section 4.4	Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

Section 4.5	Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Wyoming.

Section 4.6	Usury Laws.  It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Borrower under applicable Law, but if, notwithstanding such intention, interest in excess of the maximum rate shall be paid under this Agreement or the Revolving Loan Note, the excess shall be applied to principal and the Interest Rate on the Revolving Loan Note shall be adjusted to the maximum permitted under applicable Law during the period or periods that the Interest Rate otherwise provided herein would exceed such rate.

Section 4.7	Section Headings.  All section headings are inserted for
convenience of reference only and shall not affect any construction or interpretation of this Agreement.

Section 4.8	Execution.  This Agreement may be executed, manually or by
facsimile signature, in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


[Remainder of Page Intentionally Blank; Signature Page Follows]


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IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit
Agreement to be executed by their respective officer hereunto duly authorized, as of the date first above written.


PLATINA ENERGY GROUP, INC.,
a Delaware corporation,
as Borrower


By:

/ S/ Daniel Thornton
Daniel Thornton, Secretary


BLAIR MERRIAM,
as Lender

/ s/ Blair Merriam



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EXHIBIT A - TO REVOLVING CREDIT AGREEMENT





FORM OF REQUEST FOR BORROWING


Blair Merriam
200 W. 17th Street, Suite 240
Cheyenne, Wyoming 82001

Ladies and Gentlemen:

       The undersigned, PLATINA ENERGY GROUP, INC. (the "Company"), refers to the Revolving Credit Agreement dated as of December 12, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; the terms defined therein being used herein as therein defined) among the Company and BLAIR MERRIAM, as Lender, and hereby gives you notice pursuant to Section 2.3(a) of the Loan Agreement that the Company requests a Loan under Section 2.1 of $_______________.


Dated:  ________________________, _________

PLATINA ENERGY GROUP, INC.,
a Delaware corporation


By:

Name:

Title:


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